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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 29, 2002
                        (Date of earliest event reported)

                   INTERNATIONAL BUSINESS MACHINES CORPORATION

             (Exact name of registrant as specified in its Charter)




      New York                    1-2360                        13-0871985
(State of Incorporation)    (Commission File Number)    (IRS employer Identification No.)
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                             ARMONK, NEW YORK 10504
               (Address of Principal Executive Offices) (Zip Code)

                                  914-499-1900
                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

On January 29, 2002, IBM issued a press release announcing that Samuel J.
Palmisano has been elected CEO of IBM effective March 1, 2002 and that Louis V.
Gerstner, Jr. will remain IBM chairman through the end of 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     Number       Exhibit
     ------       -------

     99.1         Press Release dated January 29, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 29, 2002



                                 BY:    /s/ ANDREW BONZANI
                                      --------------------------
                                          (ANDREW BONZANI)
                                       ASSISTANT SECRETARY AND
                                      ASSOCIATE GENERAL COUNSEL